                                                                 EXHIBIT 10.01


                                  ONSALE, INC.

                        1996 DIRECTORS STOCK OPTION PLAN

                          As Adopted December 19, 1996
                   and Amended May 12, 1997 and May 18, 1998



          1. PURPOSE. This 1996 Directors Stock Option Plan (this "PLAN") is established to provide equity incentives for non-employee members of the Board of Directors of ONSALE, Inc. (the "COMPANY"), who are described in Section 6.1 below, by granting such persons options to purchase shares of stock of the Company.

          2. ADOPTION AND STOCKHOLDER APPROVAL. After this Plan is adopted by the Board of Directors of the Company (the "BOARD"), this Plan will become effective on the time and date (the "EFFECTIVE DATE") on which the registration statement filed by the Company with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT"), to register the initial public offering of the Company's Common Stock is declared effective by the SEC; provided, however, that if the Effective Date does not
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occur on or before December 31, 1997, this Plan will terminate having never become effective. This Plan shall be approved by the stockholders of the Company, consistent with applicable laws, within twelve (12) months after the date this Plan is adopted by the Board.

          3. TYPES OF OPTIONS AND SHARES. Options granted under this Plan shall be non-qualified stock options ("NQSOS"). The shares of stock that may be purchased upon exercise of Options granted under this Plan (the "SHARES") are shares of the Common Stock of the Company.

          4. NUMBER OF SHARES. The maximum number of Shares that may be issued pursuant to Options granted under this Plan (the "MAXIMUM NUMBER") is 100,000 Shares, subject to adjustment as provided in this Plan. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options granted under this Plan; provided, however that if the aggregate number of
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Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan equals or exceeds the Maximum Number, then notwithstanding anything herein to the contrary, no further Options may be granted under this Plan until the Maximum Number is increased or the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan is less than the Maximum Number.

          5. ADMINISTRATION. This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the "COMMITTEE"). As used in this Plan, references to the Committee shall mean either such Committee or the Board if no Committee has been established. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

                                                                  ONSALE, INC.
                                              1996 Directors Stock Option Plan
                                                       As Amended May 18, 1998

          6.   ELIGIBILITY AND AWARD FORMULA.

               6.1      Eligibility.  Options shall be granted only to
                        -----------
directors of the Company who are not employees of the Company or any Parent, Subsidiary or Affiliate of the Company, as those terms are defined in Section 17 below (each such person referred to as an "OPTIONEE").

               6.2      Initial Grant.  Each Optionee who on or after the
                        -------------
Effective Date becomes a member of the Board will automatically be granted an Option for 15,000 Shares (an "INITIAL GRANT") on the later of the Effective Date or the date such Optionee first becomes a member of the Board.

               6.3      Succeeding Grants. On May 18, 1998, each Optionee will
                        -----------------
automatically be granted a one-time prorated Option for a number of shares equal to the quotient resulting from the division of 5,000 shares by a fraction the numerator of which is the number of days from the Start Date of such Optionee's most recent grant under this Plan to May 18, 1998 and the denominator of which is 365. Effective May 18, 1998, on each Annual Meeting of Stockholders, provided the Optionee is a member of the Board on such date and has served continuously as a member of the Board since the date of the Optionee's most recent grant under this Plan, the Optionee will automatically be granted an Option for 5,000 Shares. Effective prior to May 18, 1998, on each annual anniversary of an Optionee's Initial Grant (or previous grant if such Optionee was ineligible to receive an Initial Grant), provided the Optionee was a member of the Board on such anniversary date and had served continuously as a member of the Board since the date of the Optionee's Initial Grant or previous grant, as the case may be, such Optionee was automatically granted an Option for 5,000 Shares. Each Option granted pursuant to this Section 6.3 will be referred to throughout this Plan as a "SUCCEEDING GRANT."

          7.   TERMS AND CONDITIONS OF OPTIONS.  Subject to the following and to
Section 6 above:

               7.1      Form of Option Grant.  Each Option granted under this
                        --------------------
Plan shall be evidenced by a written Stock Option Grant ("GRANT") in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

               7.2      Vesting.  Options granted under this Plan shall be
                        -------
exercisable as they vest. The date an Optionee receives an Initial Grant or a Succeeding Grant is referred to in this Plan as the "START DATE" for such Option.

                        (a) Initial Grants.  Each Initial Grant will vest as
                            --------------
to twelve and one half percent (12.5%) of the Shares on the last day of the sixth month after the Start Date for such Initial Grant and thereafter as to two and eighty-three one thousandths percent (2.083%) of the Shares at the end of each succeeding month.

                        (b) Succeeding Grants.  Each Succeeding Grant will vest
                            -----------------
as to twelve and one half percent (12.5%) of the Shares on the last day of the sixth month after the Start Date for such Succeeding Grant and thereafter as to two and eighty-three one thousandths percent (2.083%) of the Shares at the end of each succeeding month.

               7.3      Exercise Price.  The exercise price of an Option shall
                        --------------
be the Fair Market Value (as defined in Section 17.4) of the Shares, at the time that the Option is granted.

               7.4      Termination of Option.  Except as provided below in this
                        ---------------------
Section, each Option shall expire ten (10) years after its Start Date (the "EXPIRATION DATE"). The Option shall cease to vest when the Optionee ceases to be a member of the Board or a consultant of the Company. The date on which the Optionee ceases to be a member of the Board or a consultant of the Company shall be referred to as the "TERMINATION DATE". An Option may be exercised after the Termination Date only as set forth below:

                        (a) Termination Generally.  If the Optionee ceases to
                            ---------------------
be a member of the Board or consultant of the Company for any reason except death of the Optionee or disability of the Optionee (whether

                                                                  ONSALE, INC.
                                              1996 Directors Stock Option Plan
                                                       As Amended May 18, 1998

temporary or permanent, partial or total, as determined by the Committee), then each Option then held by such Optionee, to the extent (and only to the extent) that it would have been exercisable by the Optionee on the Termination Date, may be exercised by the Optionee no later than ninety (90) days after the Termination Date, but in no event later than the Expiration Date.

                        (b) Death or Disability.  If the Optionee ceases to be
                            -------------------
a member of the Board or consultant of the Company because of the death of the Optionee or the disability of the Optionee (whether temporary or permanent, partial or total, as determined by the Committee), then each Option then held by such Optionee, to the extent (and only to the extent) that it would have been exercisable by the Optionee on the Termination Date, may be exercised by the Optionee (or the Optionee's legal representative) no later than twelve
(12) months after the Termination Date, but in no event later than the Expiration Date.

          8.   EXERCISE OF OPTIONS.

               8.1      Exercise Period.  Subject to the provisions of Section
                        ---------------
8.5 below, Options shall be exercisable as they vest.

               8.2      Notice.  Options may be exercised only by delivery to
                        ------
the Company of an exercise agreement in a form approved by the Committee stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

               8.3      Payment.  Payment for the Shares purchased upon
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exercise of an Option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by the Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option; (c) by waiver of compensation due or accrued to the Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

               8.4      Withholding Taxes.  Prior to issuance of the Shares upon
                        -----------------
exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

               8.5      Limitations on Exercise.  Notwithstanding the exercise
                        -----------------------
periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

                        (a) An Option shall not be exercisable unless such exercise is in compliance with the Securities Act and all applicable state securities laws, as they are in effect on the date of exercise.

                        (b) The Committee may specify a reasonable minimum number of Shares that may be purchased upon any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the full number of Shares as to which the Option is then exercisable.

                                                                  ONSALE, INC.
                                              1996 Directors Stock Option Plan
                                                       As Amended May 18, 1998

          9. NONTRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or by the Optionee's guardian or legal representative, unless otherwise determined by the Committee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, unless otherwise determined by the Committee.

          10. PRIVILEGES OF STOCK OWNERSHIP. No Optionee shall have any of the rights of a stockholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Company shall provide to each Optionee a copy of the annual financial statements of the Company at such time after the close of each fiscal year of the Company as they are released by the Company to its stockholders.

          11. ADJUSTMENT OF OPTION SHARES. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such outstanding Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided, however, that no fractional shares shall be issued upon exercise
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of any Option and any resulting fractions of a Share shall be rounded up to the nearest whole Share.

          12. NO OBLIGATION TO CONTINUE AS DIRECTOR. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue as a director of the Company.

          13. COMPLIANCE WITH LAWS. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange or national market system on which the Shares may be listed. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration or qualification requirement of any state securities laws, stock exchange or national market system.

          14. ACCELERATION OF OPTIONS ON CERTAIN CORPORATE TRANSACTIONS. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than
                                                                     ----- ----
a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption, conversion or replacement will be binding on all Optionees), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, the vesting of all options granted pursuant to this Plan will accelerate and the options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and if such options are not exercised prior to the consummation of the corporate transaction, they shall terminate in accordance with the provisions of this Plan.

          15. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan or any outstanding option, provided that the Board may not terminate or amend the terms of any outstanding option without the consent of the Optionee. In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

                                                                  ONSALE, INC.
                                              1996 Directors Stock Option Plan
                                                       As Amended May 18, 1998

          16. TERM OF PLAN. Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from the Effective Date.

          17. CERTAIN DEFINITIONS. As used in this Plan, the following terms shall have the following meanings:

               17.1 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               17.2 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               17.3 "AFFILIATE" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

               17.4 "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

                (a) if such Common Stock is then quoted on the Nasdaq National Market, its average closing price over the five trading days prior to the date of determination as reported in The Wall Street Journal;
                                       -----------------------

                (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The
                                                                        ---
                        Wall Street Journal;
                        -------------------

                (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street
                                                             ---------------
                        Journal;
                        -------


                (d) in the case of an Option granted on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

                (e) if none of the foregoing is applicable, by the Committee in good faith.